Exhibit 99.2

HRPT PROPERTIES TRUST

First Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS. WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                  THE CREDIT QUALITY OF OUR TENANTS,

•                  THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•                  OUR ACQUISITIONS AND SALES OF PROPERTIES,

•                  OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY,

•                  OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•                  OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS,

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•                  THE FUTURE AVAILABILITY OF BORROWINGS UNDER, AND OUR ABILITY TO RENEW OR REFINANCE, OUR REVOLVING CREDIT FACILITY,

•                  OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT

•                  OUR ABILITY TO RAISE EQUITY OR DEBT, AND

•                  OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•                  ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES AND OUR MANAGER, REIT MANAGEMENT & RESEARCH, LLC, OR RMR, AND ITS RELATED ENTITIES AND CLIENTS,

•                  COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS, AND

•                  LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

•                  IF THE AVAILIBILITY OF DEBT CAPITAL BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

•                  THE CURRENT HIGH UNEMPLOYMENT RATE IN THE U.S. MAY CONTINUE FOR A LONG TIME OR BECOME WORSE IN THE FUTURE. SUCH CIRCUMSTANCES MAY FURTHER REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE REMAINS AT CURRENT LEVELS OR BECOMES FURTHER DEPRESSED, OCCUPANCY AND OPERATING RESULTS OF OUR PROPERTIES MAY DECLINE,

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•                  OUR AGREEMENTS TO ACQUIRE ADDITIONAL PROPERTIES ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS, AND THESE TERMS AND CONDITIONS MAY NOT BE MET. AS A RESULT, SOME OR ALL OF THESE TRANSACTIONS MAY NOT OCCUR OR MAY BE DELAYED,

•                  OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON OUR FUTURE EARNINGS. WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•                  OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES,

•                  THE DIVIDENDS WE RECEIVE FROM OUR SHARES IN GOVERNMENT PROPERTIES INCOME TRUST, OR GOV, MAY DECLINE, OR WE MAY BE UNABLE TO SELL OUR GOV SHARES FOR AN AMOUNT EQUAL TO OUR CARRYING VALUE OF THOSE SHARES, AND

•                  OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR THE MARKET DEMAND FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office and industrial buildings located throughout the United States. The majority of our properties are office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets. As of March 31, 2010, we also owned 17.9 million square feet of leased industrial and commercial lands in Oahu, Hawaii. We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants. We attempt to maintain an investment portfolio that is balanced between “security” and “growth”. The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as our leased lands in Hawaii. The growth part of our portfolio includes our multi-tenant office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations. Although we sometimes sell properties, we generally consider ourselves to be a long term investor and we are more interested in the long term earnings potential of our properties than selling properties for short term gains. We currently do not have any investments in off balance sheet entities.

Management:

HRP is managed by Reit Management & Research LLC, or RMR. RMR is a real estate management company which was founded in 1986 to manage public investments in real estate. As of March 31, 2010, RMR managed one of the largest portfolios of publicly owned real estate in North America, including 1,360 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has more than 600 employees in its headquarters and regional offices located throughout the U.S. In addition to managing HRP, RMR also manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties, and Government Properties Income Trust, or GOV, a publicly traded REIT that primarily owns buildings majority leased to government tenants located throughout the U.S. RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT. An affiliate of RMR, RMR Advisors, Inc., is the investment manager of mutual funds which principally invests in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of over $17.0 billion as of March 31, 2010. We believe that being managed by RMR is a competitive advantage for HRP because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry. We also believe RMR provides management services to HRP at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA 02458

(t) (617) 332-3990

(f) (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

7.50% Senior Notes due 2019 — HRPN

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 3/31/10) (1):

Total properties	518
Total sq. ft. (000s)	66,846
Percent leased	86.6%

Portfolio Concentration by Sq. Ft. (as of 3/31/10) (1):

		Industrial
	Office	and Other	Total
CBD	19.7%	0.2%	19.9%
Suburban	33.2%	46.9%	80.1%
Total	52.9%	47.1%	100.0%

Portfolio Concentration by NOI (Q1 2010) (1) (2):

		Industrial
	Office	and Other	Total
CBD	37.3%	0.4%	37.7%
Suburban	41.0%	21.3%	62.3%
Total	78.3%	21.7%	100.0%

Portfolio Concentration by Major Market (1):

	3/31/10	Q1 2010
	Sq. Ft.	NOI
Metro Philadelphia, PA	7.9%	12.7%
Oahu, HI	26.8%	10.7%
Metro Washington, DC	2.8%	6.4%
Metro Boston, MA	3.9%	5.7%
Other Markets	58.6%	64.5%
Total	100.0%	100.0%

(1)   Excludes properties classified in discontinued operations.

(2)   We compute property net operating income, or NOI, as rental income from real estate less property operating expenses; see page 13 for the calculation of NOI and a reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President & Chief Investment Officer	Senior Vice President & Chief Operating Officer

John C. Popeo
Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@hrpreit.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(e-mail) info@hrpreit.com	Timothy A. Bonang, Vice President of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8222 or tbonang@hrpreit.com, or
Carlynn Finn, Manager of Investor Relations, at
(617) 796-8222 or cfinn@hrpreit.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

RESEARCH COVERAGE

Equity Research Coverage

Citigroup	Raymond James
Michael Bilerman	Paul Puryear
(212) 816-1383	(727) 573-3800

Bank of America / Merrill Lynch	Stifel Nicolaus
James Feldman	John Guinee
(212) 449-6339	(443) 224-1307

RBC Capital Markets
David Rodgers
(440) 715-2647

Debt Research Coverage

Citigroup	Bank of America / Merrill Lynch
Thomas Cook	John Forrey
(212) 723-1112	(212) 449-1812

Credit Suisse	Wells Fargo Securities
John Giordano	Thierry Perrin
(212) 538-4935	(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Lisa Sarajian
(212) 553-1098	(212) 438-2597

HRP is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding HRP’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRP or its management. HRP does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Shares Outstanding:
Common shares outstanding (at end of period)	258,360	223,860	223,860	223,708	223,683
Common shares outstanding (at end of period) — diluted (1)	287,553	253,053	253,053	252,901	252,876
Preferred shares outstanding (at end of period) (1)	28,180	28,180	28,180	28,180	28,180
Weighted average common shares and units outstanding - basic	226,927	223,860	223,730	223,697	225,619
Weighted average common shares and units outstanding - diluted (1)	256,120	253,053	252,923	252,890	254,812

Common Share Data:
Price at end of period	$7.78	$6.47	$7.52	$4.06	$3.19
High during period	$8.14	$7.55	$8.13	$5.13	$4.19
Low during period	$6.31	$6.04	$3.95	$3.00	$2.48
Annualized dividends paid per share (2)	$0.48	$0.48	$0.48	$0.48	$0.48
Annualized dividend yield (at end of period) (2)	6.2%	7.4%	6.4%	11.8%	15.0%

Selected Balance Sheet Data:
Total assets	$6,234,751	$6,121,321	$6,007,527	$5,926,090	$6,070,451
Total liabilities	$3,084,814	$3,232,255	$3,044,362	$2,996,131	$3,160,699
Gross book value of real estate assets (3)	$6,624,862	$6,625,390	$6,463,324	$6,346,454	$6,709,405
Equity investments (book value)	$173,619	$158,822	$161,045	$158,053	$—
Total debt / gross book value of real estate assets, plus equity investments (3)	42.4%	44.1%	42.5%	42.7%	44.0%

Book Capitalization:
Total debt	$2,880,928	$2,992,650	$2,816,201	$2,777,703	$2,952,509
Plus: total stockholders’ equity	3,149,937	2,889,066	2,963,165	2,929,959	2,909,752
Total book capitalization	$6,030,865	$5,881,716	$5,779,366	$5,707,662	$5,862,261
Total debt / total book capitalization	47.8%	50.9%	48.7%	48.7%	50.4%

Market Capitalization:
Total debt (book value)	$2,880,928	$2,992,650	$2,816,201	$2,777,703	$2,952,509
Plus: market value of preferred shares (at end of period)	625,863	563,722	567,990	412,455	274,658
Plus: market value of common shares (at end of period)	2,010,041	1,448,374	1,683,427	908,254	713,549
Total market capitalization	$5,516,832	$5,004,746	$5,067,618	$4,098,412	$3,940,716
Total debt / total market capitalization	52.2%	59.8%	55.6%	67.8%	74.9%

Selected Income Statement Data (4):
Rental income	$213,626	$213,339	$206,587	$212,729	$216,923
Property net operating income (NOI) (5)	$124,052	$124,073	$118,283	$126,043	$125,184
EBITDA (6)	$119,285	$117,447	$114,560	$120,684	$119,266
NOI margin (7)	58.1%	58.2%	57.3%	59.3%	57.7%
Net income (loss)	$37,297	$(10,253)	$72,199	$59,616	$43,112
Preferred distributions	$(12,667)	$(12,667)	$(12,667)	$(12,667)	$(12,667)
Net income (loss) available for common shareholders	$24,630	$(22,920)	$59,532	$46,949	$30,445
Funds from operations (FFO) (8)	$72,625	$75,298	$73,455	$76,528	$75,514
FFO available for common shareholders (8)	$59,958	$62,631	$60,788	$63,861	$62,847
Common distributions paid	$26,863	$26,863	$26,845	$26,842	$27,328

Per Share Data (1):
Net income (loss) available for common shareholders — basic and diluted	$0.11	$(0.10)	$0.27	$0.21	$0.13
FFO available for common shareholders — basic (8)	$0.26	$0.28	$0.27	$0.29	$0.28
FFO available for common shareholders — diluted (1) (8)	$0.26	$0.27	$0.26	$0.28	$0.27
Common distributions paid (2)	$0.12	$0.12	$0.12	$0.12	$0.12
FFO payout ratio (2)	44.8%	42.9%	44.2%	42.0%	43.5%

Coverage Ratios:
EBITDA (6) / interest expense	2.6x	2.7x	2.7x	2.7x	2.7x
EBITDA (6) / interest expense and preferred distributions	2.0x	2.1x	2.1x	2.1x	2.1x

(1)   As of 3/31/2010, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income, funds from operations, or FFO, and weighted average common shares outstanding.

(2)   The amounts stated are based on the amounts paid during the periods.

(3)   Gross book value of real estate assets is real estate properties, at cost, including acquisition costs, purchase price allocations less impairment writedowns, if any.

(4)   Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the fourth quarter of 2009.

(5)   Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

(6)   See page 14 for calculation of EBITDA.

(7)   NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(8)   See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of March 31,	As of December 31,
	2010	2009
ASSETS
Real estate properties:
Land	$1,237,842	$1,237,842
Buildings and improvements	5,085,249	5,085,839
	6,323,091	6,323,681
Accumulated depreciation	(914,934)	(884,421)
	5,408,157	5,439,260
Properties held for sale	8,290	8,263
Acquired real estate leases, net	156,877	166,453
Equity investments	173,619	158,822
Cash and cash equivalents	138,702	18,204
Restricted cash	10,490	11,662
Rents receivable, net of allowance for doubtful accounts of $11,539 and $10,945, respectively	203,044	194,358
Other assets, net	135,572	124,299
Total assets	$6,234,751	$6,121,321

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$110,000
Senior unsecured debt, net	2,258,801	2,258,466
Mortgage notes payable, net	622,127	624,184
Other liabilities related to properties held for sale	8	14
Accounts payable and accrued expenses	91,407	103,608
Acquired real estate lease obligations, net	45,226	47,348
Distributions payable	—	26,863
Rent collected in advance	33,949	30,366
Security deposits	23,008	23,097
Due to affiliates	10,288	8,309
Total liabilities	3,084,814	3,232,255

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 258,360,241 and 223,860,241 shares issued and outstanding, respectively	2,584	2,239
Additional paid in capital	3,162,936	2,924,166
Cumulative net income	2,274,225	2,236,928
Cumulative common distributions	(2,576,582)	(2,576,582)
Cumulative preferred distributions	(395,263)	(382,596)
Accumulated other comprehensive (loss) income	(327)	2,547
Total shareholders’ equity	3,149,937	2,889,066
Total liabilities and shareholders’ equity	$6,234,751	$6,121,321

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2010	3/31/2009

Rental income (1)	$213,626	$216,971

Expenses:
Operating expenses	89,574	91,741
Depreciation and amortization	49,780	48,390
General and administrative	9,984	9,491
Acquisition costs	310	259
Total expenses	149,648	149,881

Operating income	63,978	67,090

Interest and other income	1,118	145
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,931 and $1,642, respectively)	(46,482)	(43,859)
Gain on early extinguishment of debt	—	7,513
Equity in earnings of equity investments	2,339	—
Gain on issuance of shares by equity investee	16,418	—
Income from continuing operations before income tax expense	37,371	30,889
Income tax expense	(182)	(152)
Income from continuing operations	37,189	30,737
Discontinued operations:
Income from discontinued operations (1)	108	3,630
Gain on sale of property	—	8,745
Net income	37,297	43,112
Preferred distributions	(12,667)	(12,667)
Net income available for common shareholders	$24,630	$30,445

Weighted average common shares outstanding — basic	226,927	225,619

Weighted average common shares outstanding — diluted (2)	256,120	254,812

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted (2)	$0.11	$0.08
Income from discontinued operations — basic and diluted (2)	$—	$0.05
Net income available for common shareholders — basic and diluted (2)	$0.11	$0.13

Additional Data:
General and administrative expenses / rental income	4.67%	4.37%
General and administrative expenses / total assets (at end of period)	0.16%	0.16%

Continuing Operations:
Non cash straight line rent adjustments (1)	$2,254	$608
Lease value amortization (1)	$(1,614)	$(3,169)
Lease termination fees included in rental income	$1,166	$197
Capitalized interest expense	$—	$—

Discontinued Operations:
Non cash straight line rent adjustments (1)	$—	$85
Lease value amortization (1)	$—	$—

(1)   We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2)   As of 3/31/2010, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended
	3/31/2010	3/31/2009
Cash flows from operating activities:
Net income	$37,297	$43,112
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	39,755	38,804
Amortization of debt discounts, premiums and deferred financing fees	1,931	1,642
Amortization of acquired real estate leases	7,454	9,898
Other amortization	4,185	2,866
Gain on early extinguishment of debt	—	(7,513)
Equity in earnings of equity investments	(2,339)	—
Gain on issuance of shares by equity investee	(16,418)	—
Distributions of earnings from equity investments	3,980	—
Gain on sale of property	—	(8,745)
Change in assets and liabilities:
Decrease in restricted cash	1,172	3,064
Increase in rents receivable and other assets	(24,410)	(26,145)
Decrease in accounts payable and accrued expenses	(9,920)	(2,246)
Increase in rent collected in advance	3,577	5,063
Decrease in security deposits	(89)	(276)
Increase in due to affiliates	1,979	3,284
Cash provided by operating activities	48,154	62,808

Cash flows from investing activities:
Real estate acquisitions and improvements	(14,565)	(67,714)
Investment in marketable pass through certificates	—	(6,760)
Proceeds from sale of property	—	19,200
Investment in Affiliates Insurance Company	(20)	—
Increase in restricted cash	—	(2,107)
Cash used in investing activities	(14,585)	(57,381)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	239,095	—
Repurchase and retirement of common shares	—	(14,486)
Repurchase and retirement of outstanding debt securities	—	(24,207)
Proceeds from borrowings	56,000	96,000
Payments on borrowings	(168,449)	(2,375)
Deferred financing fees	(187)	(565)
Distributions to common shareholders	(26,863)	(27,328)
Distributions to preferred shareholders	(12,667)	(12,667)
Cash provided by financing activities	86,929	14,372

Increase in cash and cash equivalents	120,498	19,799
Cash and cash equivalents at beginning of period	18,204	15,518
Cash and cash equivalents at end of period	$138,702	$35,317

Supplemental cash flow information:
Interest paid	$54,371	$51,554

Non-cash investing activities:
Real estate acquisitions	$—	$(9)

Non-cash financing activities:
Issuance of common shares	$—	$9

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended
	3/31/2010	3/31/2009

Calculation of NOI (1):
Rental income	$213,626	$216,971
Operating expenses	(89,574)	(91,741)
Property net operating income (NOI)	$124,052	$125,230

Reconciliation of NOI to Net Income:

Property net operating income	$124,052	$125,230
Depreciation and amortization	(49,780)	(48,390)
General and administrative	(9,984)	(9,491)
Acquisition costs	(310)	(259)
Operating income	63,978	67,090

Interest and other income	1,118	145
Interest expense	(46,482)	(43,859)
Gain on early extinguishment of debt	—	7,513
Equity in earnings of equity investments	2,339	—
Gain on issuance of shares by equity investee	16,418	—
Income from continuing operations before income tax expense	37,371	30,889
Income tax expense	(182)	(152)
Income from continuing operations	37,189	30,737

Income from discontinued operations	108	3,630
Gain on sale of property	—	8,745
Net income	$37,297	$43,112

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above. We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level. Our management also uses NOI to evaluate individual, regional and company wide property level performance. NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations. NOI does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended
	3/31/2010	3/31/2009

Net income	$37,297	$43,112
Plus: interest expense from continuing operations	46,482	43,859
Plus: interest expense from discontinued operations	—	—
Plus: income tax expense	182	152
Plus: depreciation and amortization from continuing operations	49,780	48,390
Plus: depreciation and amortization from discontinued operations	—	11
Plus: EBITDA from equity investments	4,301	—
Less: gain on early extinguishment of debt	—	(7,513)
Less: gain on sale of property	—	(8,745)
Less: equity in earnings of equity investments	(2,339)	—
Less: gain on issuance of shares by equity investee	(16,418)	—
EBITDA	$119,285	$119,266

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties, gain on early extinguishment of debt and gain on issuance of shares by equity investees, plus interest expense, income tax expense, depreciation and amortization, loss on asset impairment and EBITDA from equity investments, less equity in earnings of equity investments. We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs noted above, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs. EBITDA does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. Also, some REITs may calculate EBITDA differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2010	3/31/2009

Net income	$37,297	$43,112
Plus: depreciation and amortization from continuing operations	49,780	48,390
Plus: depreciation and amortization from discontinued operations	—	11
Plus: acquisition costs (1)	310	259
Plus: FFO from equity investments	3,995	—
Less: gain on early extinguishment of debt	—	(7,513)
Less: gain on sale of property	—	(8,745)
Less: equity in earnings of equity investments	(2,339)	—
Less: gain on issuance of shares by equity investee	(16,418)	—
FFO	72,625	75,514
Less: preferred distributions	(12,667)	(12,667)
FFO available for common shareholders	$59,958	$62,847

Weighted average common shares outstanding — basic	226,927	225,619

Weighted average common shares outstanding — diluted (2)	256,120	254,812

FFO available for common shareholders per share — basic	$0.26	$0.28

FFO available for common shareholders per share — diluted (2)	$0.26	$0.27

(1)	Represents the closing costs associated with acquisitions that are expensed under the Business Combinations Topic of The FASB Accounting Standards CodificationTM.

(2)

At 3/31/2010, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs as described in Note 1 above, gains from equity investments, gain on early extinguishment of debt, loss on early extinguishment of debt unless settled in cash, and loss on asset impairment. We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and items referred to above, FFO can facilitate a comparison of operating performance between periods and among REITs. FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. Also, some REITs may calculate FFO differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended
	3/31/2010	3/31/2009

Net income available for common shareholders	$24,630	$30,445
Add — Series D convertible preferred distributions (1)	6,167	6,167
Net income available for common shareholders — diluted	$30,797	$36,612

FFO available for common shareholders (2)	$59,958	$62,847
Add — Series D convertible preferred distributions (1)	6,167	6,167
FFO available for common shareholders — diluted	$66,125	$69,014

Weighted average common shares outstanding — basic	226,927	225,619
Effect of dilutive Series D preferred shares (1)	29,193	29,193
Weighted average common shares outstanding — diluted	256,120	254,812

(1)     As of 3/31/2010, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2)     See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2010	3/31/2009

Number of Properties:

Office	332	358
Industrial and Other	186	184
Total	518	542

CBD	46	46
Suburban	472	496
Total	518	542

Square Feet (2):

Office	35,346	36,788
Industrial and Other	31,500	30,513
Total	66,846	67,301

CBD	13,279	12,488
Suburban	53,567	54,813
Total	66,846	67,301

Percent Leased (3):

Office	83.2%	86.8%
Industrial and Other	90.5%	92.8%
Total	86.6%	89.5%

CBD	87.5%	88.0%
Suburban	86.4%	89.8%
Total	86.6%	89.5%

Rental Income (4):

Office	$175,305	$179,574
Industrial and Other	38,321	37,397
Total	$213,626	$216,971

CBD	$85,475	$78,041
Suburban	128,151	138,930
Total	$213,626	$216,971

Property Net Operating Income (NOI) (5):

Office	$97,164	$98,651
Industrial and Other	26,888	26,579
Total	$124,052	$125,230

CBD	$46,688	$40,673
Suburban	77,364	84,557
Total	$124,052	$125,230

NOI Margin (6):

Office	55.4%	54.9%
Industrial and Other	70.2%	71.1%
Total	58.1%	57.7%

CBD	54.6%	52.1%
Suburban	60.4%	60.9%
Total	58.1%	57.7%

(1)  Excludes properties classified in discontinued operations. Prior periods have been restated to reflect one property reclassified from discontinued operations during the fourth quarter of 2009.

(2)  Prior periods exclude space remeasurements made during the current period.

(3)  Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)  Includes some triple net lease rental income.

(5)  Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

(6)  NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2010	3/31/2009
Number of Properties:
Metro Philadelphia, PA	19	19
Oahu, HI	57	57
Metro Washington, DC	15	17
Metro Boston, MA	20	20
Other markets	407	429
Total	518	542

Square Feet (2):
Metro Philadelphia, PA	5,285	5,285
Oahu, HI	17,914	17,914
Metro Washington, DC	1,869	2,401
Metro Boston, MA	2,624	2,624
Other markets	39,154	39,077
Total	66,846	67,301

Percent Leased (3):
Metro Philadelphia, PA	84.1%	86.5%
Oahu, HI	94.7%	95.2%
Metro Washington, DC	88.4%	92.4%
Metro Boston, MA	83.3%	85.3%
Other markets	83.4%	87.4%
Total	86.6%	89.5%

Rental Income (4):
Metro Philadelphia, PA	$31,183	$30,796
Oahu, HI	17,777	18,218
Metro Washington, DC	12,640	18,424
Metro Boston, MA	12,189	12,530
Other markets	139,837	137,003
Total	$213,626	$216,971

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,720	$15,308
Oahu, HI	13,277	14,354
Metro Washington, DC	7,908	11,489
Metro Boston, MA	7,049	6,572
Other markets	80,098	77,507
Total	$124,052	$125,230

NOI Margin (6):
Metro Philadelphia, PA	50.4%	49.7%
Oahu, HI	74.7%	78.8%
Metro Washington, DC	62.6%	62.4%
Metro Boston, MA	57.8%	52.5%
Other markets	57.3%	56.6%
Total	58.1%	57.7%

(1)     Excludes properties classified in discontinued operations. Prior periods have been restated to reflect one property reclassifed from discontinued operations during the fourth quarter of 2009.

(2)     Prior periods exclude space remeasurements made during the current period.

(3)     Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)     Includes some triple net lease rental income.

(5)     Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

(6)  NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2010	3/31/2009
Office:
Properties	323	323
Total sq. ft.	33,104	33,104
Percent leased (2)	82.3%	85.4%
Rental income (3)	$156,225	$160,040
Property net operating income (NOI) (4)	$83,224	$85,584
NOI % growth	-2.8%

Industrial and Other:
Properties	184	184
Total sq. ft.	30,517	30,517
Percent leased (2)	90.2%	92.8%
Rental income (3)	$37,104	$37,346
Property net operating income (NOI) (4)	$25,824	$27,150
NOI % growth	-4.9%

CBD:
Properties	42	42
Total sq. ft.	11,844	11,844
Percent leased (2)	86.6%	87.4%
Rental income (3)	$72,709	$72,445
Property net operating income (NOI) (4)	$37,745	$37,181
NOI % growth	1.5%

Suburban:
Properties	465	465
Total sq. ft.	51,777	51,777
Percent leased (2)	85.9%	89.3%
Rental income (3)	$120,620	$124,941
Property net operating income (NOI) (4)	$71,303	$75,553
NOI % growth	-5.6%

Total:
Properties	507	507
Total sq. ft.	63,621	63,621
Percent leased (2)	86.1%	88.9%
Rental income (3)	$193,329	$197,386
Property net operating income (NOI) (4)	$109,048	$112,734
NOI % growth	-3.3%

(1)     Based on properties owned continuously since 1/1/2009 and excludes properties classified in discontinued operations.

(2)     Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)     Includes some triple net lease rental income.

(4)     Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2010	3/31/2009
Metro Philadelphia, PA:
Properties	19	19
Total sq. ft.	5,285	5,285
Percent leased (2)	84.1%	86.5%
Rental income (3)	$31,183	$30,796
Property net operating income (NOI) (4)	$15,720	$15,308
NOI % growth	2.7%

Oahu, HI:
Properties	57	57
Total sq. ft.	17,914	17,914
Percent leased (2)	94.7%	95.2%
Rental income (3)	$17,777	$18,218
Property net operating income (NOI) (4)	$13,277	$14,354
NOI % growth	-7.5%

Metro Washington, DC:
Properties	13	13
Total sq. ft.	1,628	1,628
Percent leased (2)	86.6%	89.7%
Rental income (3)	$11,095	$11,908
Property net operating income (NOI) (4)	$6,408	$7,452
NOI % growth	-14.0%

Metro Boston, MA:
Properties	20	20
Total sq. ft.	2,624	2,624
Percent leased (2)	83.3%	85.3%
Rental income (3)	$12,189	$12,530
Property net operating income (NOI) (4)	$7,049	$6,572
NOI % growth	7.3%

Other Markets:
Properties	398	398
Total sq. ft.	36,170	36,170
Percent leased (2)	82.2%	86.4%
Rental income (3)	$121,085	$123,934
Property net operating income (NOI) (4)	$66,594	$69,048
NOI % growth	-3.6%

Total:
Properties	507	507
Total sq. ft.	63,621	63,621
Percent leased (2)	86.1%	88.9%
Rental income (3)	$193,329	$197,386
Property net operating income (NOI) (4)	$109,048	$112,734
NOI % growth	-3.3%

(1)     Based on properties owned continuously since 1/1/2009 and excludes properties classified in discontinued operations.

(2)     Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)     Includes some triple net lease rental income.

(4)     Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

SUMMARY OF EQUITY INVESTMENTS

(dollars in thousands)

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Common shares owned by HRP:
Government Properties Income Trust (1)	9,950,000	9,950,000	9,950,000	9,950,000	9,950,000
Affiliates Insurance Company	20,000	20,000	20,000	20,000	20,000

Percent owned by HRP:
Government Properties Income Trust (1)	31.8%	46.3%	46.3%	46.4%	100.0%
Affiliates Insurance Company	14.3%	14.3%	16.7%	16.7%	16.7%

Percent of HRP’s total assets (book value):
Government Properties Income Trust (1)	2.7%	2.5%	2.6%	2.6%	0.0%
Affiliates Insurance Company	0.1%	0.1%	0.1%	0.1%	0.0%
Total	2.8%	2.6%	2.7%	2.7%	0.0%

Carrying book value on HRP’s balance sheet:
Government Properties Income Trust (1)	$168,627	$153,822	$156,068	$153,088	$—
Affiliates Insurance Company	4,992	5,000	4,977	4,965	25
Total	$173,619	$158,822	$161,045	$158,053	$25

Market value of shares owned by HRP:
Government Properties Income Trust (1)	$258,800	$228,651	$238,900	$204,274	$—
Affiliates Insurance Company	N/A	N/A	N/A	N/A	N/A
Total	$258,800	$228,651	$238,900	$204,274	$—

	For the Three Months Ended
	3/31/2010	3/31/2009
Equity in earnings (loss) of equity investments:
Government Properties Income Trust (1)	$2,367	$—
Affiliates Insurance Company	(28)	—
	$2,339	$—

EBITDA from equity investments:
Government Properties Income Trust (1)	$4,329	$—
Affiliates Insurance Company	(28)	—
	$4,301	$—

FFO from equity investments:
Government Properties Income Trust (1)	$4,023	$—
Affiliates Insurance Company	(28)	—
	$3,995	$—

Cash distributions from equity investments:
Government Properties Income Trust (1)	$3,980	$—
Affiliates Insurance Company	—	—
	$3,980	$—

(1)     In January 2010, Government Properties Income Trust, or GOV, issued 9,775,000 common shares in a public offering for $21.50 per common share, raising net proceeds of approximately $199,300. As a result of this transaction, our ownership percentage in GOV was reduced from 46.3% prior to this transaction to 31.8% after this transaction, and we recognized a gain of $16,418.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

DEBT SUMMARY

(dollars in thousands)

		Coupon	Interest	Principal		Maturity	Due at	Years to
		Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt	See note (2)	6.814%	7.842%	$229,336		1/31/2011	$225,547	0.8
Secured debt	One property in Milwaukee, WI	7.435%	7.000%	29,804		6/1/2011	29,188	1.2
Secured debt	One property in Bannockburn, IL	8.050%	5.240%	23,829		6/1/2012	22,719	2.2
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	4,908		10/11/2012	4,507	2.5
Secured debt	One property in Macon, GA	4.950%	6.280%	13,143		5/11/2014	11,930	4.1
Secured debt	One property in St. Cloud, MN	5.990%	5.990%	8,973		2/1/2015	7,580	4.8
Secured debt	One property in Lenexa, KS	5.760%	7.000%	8,414		5/1/2016	6,116	6.1
Secured debt	One property in Jacksonville, FL	6.030%	8.000%	41,600		5/11/2016	38,994	6.1
Secured debt	One property in Birmingham, AL	7.360%	5.610%	12,500		8/1/2016	9,333	6.3
Secured debt	One property in Philadelphia, PA (3)	2.855%	5.660%	175,000		12/2/2019	160,710	9.7
Secured debt	One property in North Haven, CT	6.750%	5.240%	4,494		3/1/2022	—	11.9
Secured debt	One property in Morgan Hill, CA	6.140%	8.000%	14,945		1/5/2023	—	12.8
Secured debt	One property in East Windsor, CT	5.710%	5.240%	8,620		3/1/2026	—	15.9
Secured debt	Two properties in Morgan Hill, CA	6.060%	8.000%	13,726		11/10/2027	—	17.6
Secured debt	One property in Philadelphia, PA (4)	6.794%	7.383%	39,166		1/1/2029	2,478	18.8
Total / weighted average secured fixed rate debt		5.626%	6.901%	$628,458			$519,102	6.1

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (5)		0.799%	0.799%	$—		8/22/2010	$—	0.4
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (6)		0.857%	0.857%	168,219		3/16/2011	168,219	1.0
Total / weighted average unsecured floating rate debt		0.857%	0.857%	$168,219			$168,219	1.0

Unsecured Fixed Rate Debt:
Senior notes due 2010		8.875%	9.000%	$30,000		8/1/2010	$30,000	0.3
Senior notes due 2010		8.625%	8.770%	20,000		10/1/2010	20,000	0.5
Senior notes due 2012		6.950%	7.179%	150,680		4/1/2012	150,680	2.0
Senior notes due 2013		6.500%	6.693%	190,980		1/15/2013	190,980	2.8
Senior notes due 2014		5.750%	5.828%	244,655		2/15/2014	244,655	3.9
Senior notes due 2015		6.400%	6.601%	186,000		2/15/2015	186,000	4.9
Senior notes due 2015		5.750%	5.790%	250,000		11/1/2015	250,000	5.6
Senior notes due 2016		6.250%	6.470%	400,000		8/15/2016	400,000	6.4
Senior notes due 2017		6.250%	6.279%	250,000		6/15/2017	250,000	7.2
Senior notes due 2018		6.650%	6.768%	250,000		1/15/2018	250,000	7.8
Senior notes due 2019		7.500%	7.863%	125,000		11/15/2019	125,000	9.6
Total / weighted average unsecured fixed rate debt		6.401%	6.551%	$2,097,315			$2,097,315	5.5

Total / weighted average unsecured debt		5.989%	6.128%	$2,265,534			$2,265,534	5.2

Summary Debt:
Total / weighted average secured fixed rate debt		5.626%	6.901%	$628,458			$519,102	6.1
Total / weighted average unsecured floating rate debt		0.857%	0.857%	168,219			168,219	1.0
Total / weighted average unsecured fixed rate debt		6.401%	6.551%	2,097,315			2,097,315	5.5
Total / weighted average debt		5.910%	6.296%	$2,893,992	(7)		$2,784,636	5.4

(1)     Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)     Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC. The loan becomes prepayable at par on 8/1/2010.

(3)     Interest is payable at a spread over LIBOR, but has been fixed through December 1, 2016 under a cash flow hedge which sets the rate at approximately 5.66%. No principal repayment is required for the first three years, after which the loan will be amortized on a 30 year direct reduction basis until maturity. Coupon represents floating interest rate at 3/31/2010.

(4)     The loan becomes prepayable at par on 8/1/2010. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan by 1/31/2011.

(5)     Represents amounts outstanding on HRP’s $750 million revolving credit facility at 3/31/2010. Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee. Interest rate at 3/31/2010.

(6)     The notes became prepayable, at par, on September 16, 2006.

(7)     Interest rate at 3/31/2010. Total debt as of 3/31/2010, net of unamortized premiums and discounts, equals $2,880,928.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured		Unsecured		Weighted
	Fixed Rate	Floating		Fixed		Average
Year	Debt	Rate Debt		Rate Debt	Total (1)	Interest Rate
2010	$7,338	$—	(2)	$50,000	$57,338	8.5%
2011	260,557	168,219		—	428,776	4.5%
2012	32,607	—		150,680	183,287	7.0%
2013	6,981	—		190,980	197,961	6.5%
2014	19,163	—		244,655	263,818	5.7%
2015	14,922	—		436,000	450,922	6.0%
2016	61,239	—		400,000	461,239	6.2%
2017	6,521	—		250,000	256,521	6.2%
2018	6,976	—		250,000	256,976	6.6%
2019 and thereafter	212,154	—		125,000	337,154	6.5%
Total	$628,458	$168,219		$2,097,315	$2,893,992	6.1%

Percent	21.7%	5.8%		72.5%	100.0%

(1)     Total debt as of 3/31/2010, net of unamortized premiums and discounts, equals $2,880,928.

(2)     There were no amounts outstanding on HRP’s $750 million revolving credit facility at 3/31/2010. Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Leverage Ratios:

Total debt / total assets	46.2%	48.9%	46.9%	46.9%	48.6%
Total debt / gross book value of real estate assets (1)	43.5%	45.2%	43.6%	43.8%	44.0%
Total debt / gross book value of real estate assets, plus equity investments (1)	42.4%	44.1%	42.5%	42.7%	44.0%
Total debt / total market capitalization	52.2%	59.8%	55.6%	67.8%	74.9%
Total debt / total book capitalization	47.8%	50.9%	48.7%	48.7%	50.4%
Secured debt / total assets	10.0%	10.2%	7.4%	7.5%	7.3%
Variable rate debt / total debt	5.8%	9.3%	14.5%	13.3%	15.8%
Variable rate debt / total assets	2.7%	4.5%	6.8%	6.2%	7.7%

Coverage Ratios:

EBITDA / interest expense	2.6x	2.7x	2.7x	2.7x	2.7x
EBITDA / interest expense + preferred distributions	2.0x	2.1x	2.1x	2.1x	2.1x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	40.7%	43.1%	41.6%	41.7%	43.0%
Secured debt / adjusted total assets (maximum 40%)	8.8%	9.0%	6.5%	6.7%	6.5%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.6x	2.6x	2.8x	2.7x	2.7x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	258.7%	240.9%	246.5%	246.0%	237.3%

(1)          Gross book value of real estate assets is real estate properties, at cost, including properties held for sale, plus purchase price allocations and acquisition costs less impairment writedowns, if any.

(2)          Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Tenant improvements (TI)	$7,212	$11,614	$8,727	$4,991	$5,094
Leasing costs (LC)	4,364	4,818	5,884	992	2,867
Total TI and LC	11,576	16,432	14,611	5,983	7,961

Building improvements (1)	760	6,289	1,563	5,629	1,739
Development, redevelopment and other activities (2)	679	5,431	3,305	2,695	1,741
Total capital improvements, including TI and LC	$13,015	$28,152	$19,479	$14,307	$11,441

Sq. ft. beginning of period (3)	66,917	66,159	65,772	67,947	67,586
Sq. ft. end of period (3)	66,925	66,917	66,159	65,772	67,947
Average sq. ft. during period (3)	66,921	66,538	65,966	66,860	67,767

Building improvements per average sq. ft. during period	$0.01	$0.09	$0.02	$0.08	$0.03

(1)          Building improvements generally include construction costs, expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.

(2)          Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

(3)          Square feet includes properties held for sale at the end of each period.

HRPT Properties Trust

Supplemental Operating and Financial Data

2010 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Apr-10	Denver, CO	Office	1	248	$75,000	$302.42	10.5%	18.0	100.0%	RE/MAX Realty
Apr-10	Colorado Springs, CO	Office	1	77	10,800	140.26	11.6%	4.7	100.0%	EMC Corporation

	Total / Weighted Average		2	325	$85,800	$264.00	10.6%	16.2	100.0%

Dispositions:

Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original	Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

There were no dispositions during the three months ended March 31, 2010.

(1)          Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)   Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)   Average remaining lease term based on rental income as of the date acquired.

(4)   Percent leased as of the date acquired.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET) (1)

(sq. ft. in thousands)

	Metro		Metro	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	Markets	Total
Square Feet:
Office	5,285	—	1,869	2,624	25,568	35,346
Industrial and Other	—	17,914	—	—	13,586	31,500
Total	5,285	17,914	1,869	2,624	39,154	66,846

CBD	4,585	158	582	523	7,431	13,279
Suburban	700	17,756	1,287	2,101	31,723	53,567
Total	5,285	17,914	1,869	2,624	39,154	66,846

U.S. Government and other government tenants (2)	17	—	565	211	1,393	2,186
Land leases (2)	—	16,467	—	—	—	16,467
Other investment grade tenants (2)(3)	2,182	5	56	815	9,494	12,552
Other tenants (2)	2,246	496	1,030	1,161	21,768	26,701
Vacant	840	946	218	437	6,499	8,940
Total	5,285	17,914	1,869	2,624	39,154	66,846

Percent by Major Market:
Office	15%	0%	5%	8%	72%	100%
Industrial and Other	0%	57%	0%	0%	43%	100%
Total	8%	27%	3%	4%	58%	100%

CBD	35%	1%	4%	4%	56%	100%
Suburban	1%	33%	3%	4%	59%	100%
Total	8%	27%	3%	4%	58%	100%

U.S. Government and other government tenants	1%	0%	25%	10%	64%	100%
Land leases	0%	100%	0%	0%	0%	100%
Other investment grade tenants (3)	17%	0%	0%	7%	76%	100%
Other tenants	8%	2%	4%	4%	82%	100%
Vacant	9%	11%	2%	5%	73%	100%
Total	8%	27%	3%	4%	58%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	65%	53%
Industrial and Other	0%	100%	0%	0%	35%	47%
Total	100%	100%	100%	100%	100%	100%

CBD	87%	1%	31%	20%	19%	20%
Suburban	13%	99%	69%	80%	81%	80%
Total	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	30%	8%	4%	3%
Land leases	0%	92%	0%	0%	0%	25%
Other investment grade tenants (3)	41%	0%	3%	31%	24%	19%
Other tenants	43%	3%	55%	44%	55%	40%
Vacant	16%	5%	12%	17%	17%	13%
Total	100%	100%	100%	100%	100%	100%

(1)  Excludes properties classified in discontinued operations.

(2)  Sq. ft. is pursuant to signed leases as of 3/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)  Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME) (1)

(dollars in thousands)

	Metro		Metro	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	Markets	Total
Annualized Rental Income (2):
Office	$123,193	$—	$51,949	$51,838	$481,966	$708,946
Industrial and Other	—	74,187	—	—	84,461	158,648
Total	$123,193	$74,187	$51,949	$51,838	$566,427	$867,594

CBD	$112,510	$2,269	$20,994	$21,415	$183,234	$340,422
Suburban	10,683	71,918	30,955	30,423	383,193	527,172
Total	$123,193	$74,187	$51,949	$51,838	$566,427	$867,594

U.S. Government and other government tenants	$494	$—	$18,562	$5,604	$29,878	$54,538
Land leases	—	67,173	—	—	—	67,173
Other investment grade tenants (3)	61,230	338	2,051	14,537	166,179	244,335
Other tenants	61,469	6,676	31,336	31,697	370,370	501,548
Total	$123,193	$74,187	$51,949	$51,838	$566,427	$867,594

Percent by Major Market:
Office	17%	0%	7%	7%	69%	100%
Industrial and Other	0%	47%	0%	0%	53%	100%
Total	14%	9%	6%	6%	65%	100%

CBD	33%	1%	6%	6%	54%	100%
Suburban	2%	13%	6%	6%	73%	100%
Total	14%	9%	6%	6%	65%	100%

U.S. Government and other government tenants	1%	0%	34%	10%	55%	100%
Land leases	0%	100%	0%	0%	0%	100%
Other investment grade tenants (3)	25%	0%	1%	6%	68%	100%
Other tenants	12%	1%	6%	7%	74%	100%
Total	14%	9%	6%	6%	65%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	85%	82%
Industrial and Other	0%	100%	0%	0%	15%	18%
Total	100%	100%	100%	100%	100%	100%

CBD	91%	3%	40%	41%	32%	39%
Suburban	9%	97%	60%	59%	68%	61%
Total	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	36%	11%	5%	6%
Land leases	0%	91%	0%	0%	0%	8%
Other investment grade tenants (3)	50%	0%	4%	28%	30%	28%
Other tenants	50%	9%	60%	61%	65%	58%
Total	100%	100%	100%	100%	100%	100%

(1)  Excludes properties classified in discontinued operations.

(2)  Annualized rental income is rents pursuant to signed leases as of 3/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)  Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

SUMMARY OF PROPERTIES BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	As of 3/31/2010			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (2)	Rental Income (2)
Metro Philadelphia, PA	19	5,285	7.9%	$123,193	14.2%
Oahu, HI	57	17,914	26.8%	74,187	8.5%
Metro Washington, DC	15	1,869	2.8%	51,949	6.0%
Metro Boston, MA	20	2,624	3.9%	51,838	6.0%
Other markets	407	39,154	58.6%	566,427	65.3%
Total	518	66,846	100.0%	$867,594	100.0%

	Percent NOI For the Three Months Ended (3)
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Metro Philadelphia, PA	12.7%	12.4%	13.9%	12.7%	12.2%
Oahu, HI	10.7%	10.7%	11.6%	10.7%	11.5%
Metro Washington, DC	6.4%	6.5%	5.9%	8.0%	9.2%
Metro Boston, MA	5.7%	5.7%	5.8%	6.2%	5.2%
Other markets	64.5%	64.7%	62.8%	62.4%	61.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)  Excludes properties classified in discontinued operations. Prior periods reflect amounts previously reported.

(2)  Annualized rental income is rents pursuant to signed leases as of 3/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)  Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Properties	518	518	515	512	541
Total sq. ft. (2)	66,846	66,838	66,055	65,293	67,276
Percentage leased	86.6%	87.4%	88.0%	89.1%	89.5%

Leasing Activity (sq. ft.):
New leases	425	156	518	650	190
Renewals	1,098	789	618	992	755
Total	1,523	945	1,136	1,642	945

% Change in GAAP Rent (3):
New leases	11%	10%	-7%	-1%	28%
Renewals	-3%	8%	-1%	-3%	2%
Weighted average	2%	9%	-3%	-2%	6%

Capital Commitments (4):
New leases	$9,463	$4,374	$3,085	$7,455	$3,873
Renewals	7,703	4,976	4,095	14,295	2,858
Total	$17,166	$9,350	$7,180	$21,750	$6,731

Capital Commitments per Sq. Ft. (4):
New leases	$22.27	$28.04	$5.96	$11.47	$20.38
Renewals	$7.02	$6.31	$6.63	$14.41	$3.79
Total	$11.27	$9.89	$6.32	$13.25	$7.12

Weighted Average Lease Term by Sq. Ft. (years):
New leases	7.0	6.6	5.4	8.3	6.1
Renewals	6.1	4.7	4.4	7.5	4.7
Total	6.4	5.1	4.6	7.7	5.0

Capital Commitments per Sq. Ft. per Year:
New leases	$3.18	$4.25	$1.10	$1.38	$3.34
Renewals	$1.15	$1.34	$1.51	$1.92	$0.81
Total	$1.76	$1.94	$1.37	$1.72	$1.42

(1)  Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the fourth quarter of 2009.

(2)  Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)  Percent difference in prior rents charged for same space. Rents include expense reimbursements and exclude lease value amortization.

(4)  Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 3/31/2010) (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 3/31/2010
Property Type/Market	3/31/2010	New	Renewals	Total
Office	35,346	372	709	1,081
Industrial and Other	31,500	53	389	442
Total	66,846	425	1,098	1,523

CBD	13,279	94	420	514
Suburban	53,567	331	678	1,009
Total	66,846	425	1,098	1,523

Metro Philadelphia, PA	5,285	67	372	439
Oahu, HI	17,914	—	23	23
Metro Washington, DC	1,869	25	—	25
Metro Boston, MA	2,624	9	13	22
Other markets	39,154	324	690	1,014
Total	66,846	425	1,098	1,523

	Sq. Ft. Leased
	As of	12/31/2009		New and	Acquisitions /	As of	3/31/2010
	12/31/2009	% Leased (2)	Expired	Renewals	(Sales)	3/31/2010	% Leased
Office	29,553	83.6%	(1,227)	1,081	—	29,407	83.2%
Industrial and Other	28,842	91.6%	(786)	442	—	28,498	90.5%
Total	58,395	87.4%	(2,013)	1,523	—	57,905	86.6%

CBD	11,595	87.3%	(485)	514	—	11,624	87.5%
Suburban	46,800	87.4%	(1,528)	1,009	—	46,281	86.4%
Total	58,395	87.4%	(2,013)	1,523	—	57,905	86.6%

Metro Philadelphia, PA	4,429	83.8%	(423)	439	—	4,445	84.1%
Oahu, HI	17,078	95.3%	(133)	23	—	16,968	94.7%
Metro Washington, DC	1,634	87.4%	(8)	25	—	1,651	88.4%
Metro Boston, MA	2,183	83.2%	(19)	22	—	2,186	83.3%
Other markets	33,071	84.5%	(1,430)	1,014	—	32,655	83.4%
Total	58,395	87.4%	(2,013)	1,523	—	57,905	86.6%

(1)  Excludes properties classified in discontinued operations.

(2)  Based on total sq. ft. as of December 31, 2009; excludes effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

				% of Total	% of Rental
Tenant			Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	U.S. Government (4)		1,765	3.0%	5.4%	2010 to 2024
2	Expedia, Inc.		349	0.6%	2.0%	2018
3	PNC Financial Services Group		672	1.2%	1.9%	2011 to 2021
4	John Wiley & Sons, Inc	.	342	0.6%	1.8%	2017
5	GlaxoSmithKline plc		608	1.0%	1.7%	2013
6	Jones Day		407	0.7%	1.3%	2012, 2019
7	Wells Fargo Bank		405	0.7%	1.2%	2010 to 2017
8	The Bank of New York Mellon Corp.		390	0.7%	1.1%	2011, 2012, 2015, 2020
9	Ballard Spahr Andrews & Ingersoll, LLP		269	0.5%	1.1%	2010, 2012, 2015
10	Flextronics International Ltd.		894	1.5%	1.1%	2014
11	ING		410	0.7%	1.1%	2011, 2018
12	JDA Software Group, Inc.		283	0.5%	1.1%	2012
13	Towers Watson		357	0.6%	1.0%	2010 to 2020
	Total		7,151	12.3%	21.8%

(1)         Excludes properties classified in discontinued operations.

(2)         Sq. ft. is pursuant to signed leases as of 3/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)         Rental income is rents pursuant to signed leases as of 3/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(4)         Including HRP’s 31.8% pro rata ownership of GOV, the U.S. Government represents 2,964 sq. ft., or 5.0% of total sq. ft. and 8.1% of total rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 3/31/2010	2010	2011	2012	2013 and Thereafter

Office:
Total sq. ft.	35,346
Leased sq. ft. (2)	29,407	3,101	3,741	3,979	18,586
Percent	100.0%	10.5%	12.7%	13.5%	63.3%
Annualized rental income (3)	$708,946	$68,915	$81,936	$91,907	$466,188
Percent	100.0%	9.7%	11.6%	13.0%	65.7%

Industrial and Other:
Total sq. ft.	31,500
Leased sq. ft. (2)	28,498	3,142	1,903	1,194	22,259
Percent	100.0%	11.0%	6.7%	4.2%	78.1%
Annualized rental income (3)	$158,648	$21,284	$10,000	$6,746	$120,618
Percent	100.0%	13.4%	6.3%	4.3%	76.0%

CBD:
Total sq. ft.	13,279
Leased sq. ft. (2)	11,624	838	639	1,363	8,784
Percent	100.0%	7.2%	5.5%	11.7%	75.6%
Annualized rental income (3)	$340,422	$23,894	$19,810	$36,817	$259,901
Percent	100.0%	7.0%	5.8%	10.8%	76.4%

Suburban:
Total sq. ft.	53,567
Leased sq. ft. (2)	46,281	5,405	5,005	3,810	32,061
Percent	100.0%	11.7%	10.8%	8.2%	69.3%
Annualized rental income (3)	$527,172	$66,305	$72,126	$61,836	$326,905
Percent	100.0%	12.6%	13.7%	11.7%	62.0%

Total:
Total sq. ft.	66,846
Leased sq. ft. (2)	57,905	6,243	5,644	5,173	40,845
Percent	100.0%	10.8%	9.7%	8.9%	70.6%
Annualized rental income (3)	$867,594	$90,199	$91,936	$98,653	$586,806
Percent	100.0%	10.4%	10.6%	11.4%	67.6%

(1)  Excludes properties classified in discontinued operations.

(2)  Sq. ft. is pursuant to signed leases as of 3/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)  Annualized rental income is rents pursuant to signed leases as of 3/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 3/31/2010	2010	2011	2012	2013 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,285
Leased sq. ft. (2)	4,445	175	299	411	3,560
Percent	100.0%	3.9%	6.7%	9.2%	80.2%
Annualized rental income (3)	$123,193	$3,043	$7,955	$10,906	$101,289
Percent	100.0%	2.5%	6.5%	8.9%	82.1%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	16,968	538	649	717	15,064
Percent	100.0%	3.2%	3.8%	4.2%	88.8%
Annualized rental income (3)	$74,187	$3,006	$2,700	$3,159	$65,322
Percent	100.0%	4.1%	3.6%	4.3%	88.0%
Metro Washington, DC:
Total sq. ft.	1,869
Leased sq. ft. (2)	1,651	124	46	344	1,137
Percent	100.0%	7.5%	2.8%	20.8%	68.9%
Annualized rental income (3)	$51,949	$4,426	$1,706	$12,202	$33,615
Percent	100.0%	8.5%	3.3%	23.5%	64.7%
Metro Boston, MA:
Total sq. ft.	2,624
Leased sq. ft. (2)	2,186	110	397	63	1,616
Percent	100.0%	5.0%	18.2%	2.9%	73.9%
Annualized rental income (3)	$51,838	$3,825	$9,869	$2,577	$35,567
Percent	100.0%	7.4%	19.0%	5.0%	68.6%
Other markets:
Total sq. ft.	39,154
Leased sq. ft. (2)	32,655	5,296	4,253	3,638	19,468
Percent	100.0%	16.2%	13.0%	11.1%	59.7%
Annualized rental income (3)	$566,427	$75,899	$69,706	$69,809	$351,013
Percent	100.0%	13.4%	12.3%	12.3%	62.0%
Total:
Total sq. ft.	66,846
Leased sq. ft. (2)	57,905	6,243	5,644	5,173	40,845
Percent	100.0%	10.8%	9.7%	8.9%	70.6%
Annualized rental income (3)	$867,594	$90,199	$91,936	$98,653	$586,806
Percent	100.0%	10.4%	10.6%	11.4%	67.6%

(1)         Excludes properties classified in discontinued operations.

(2)         Sq. ft. is pursuant to signed leases as of 3/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)         Annualized rental income is rents pursuant to signed leases as of 3/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI. Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

						Cumulative %
	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	of Annualized Rental Income Expiring
2010	6,243	10.8%	10.8%	$90,199	10.4%	10.4%
2011	5,644	9.7%	20.5%	91,936	10.6%	21.0%
2012	5,173	8.9%	29.4%	98,653	11.4%	32.4%
2013	5,654	9.8%	39.2%	102,116	11.8%	44.2%
2014	4,162	7.2%	46.4%	70,570	8.1%	52.3%
2015	3,658	6.3%	52.7%	78,662	9.1%	61.4%
2016	2,911	5.0%	57.7%	50,292	5.8%	67.2%
2017	2,405	4.2%	61.9%	65,740	7.6%	74.8%
2018	2,159	3.7%	65.6%	50,321	5.8%	80.6%
2019	3,405	5.9%	71.5%	42,077	4.8%	85.4%
2020 and thereafter	16,491	28.5%	100.0%	127,028	14.6%	100.0%
Total	57,905	100.0%		$867,594	100.0%

Weighted average remaining lease term (in years)	7.9			5.8

(1)         Excludes properties classified in discontinued operations.

(2)         Sq. ft. is pursuant to signed leases as of 3/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)         Annualized rental income is rents pursuant to signed leases as of 3/31/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.